LETTER OF TRANSMITTAL

MIRANT CORPORATION

Offers to Exchange its

7.5% Senior Secured Notes due 2008
pursuant to the Offering Circular and Disclosure Statement
and Solicitation of Acceptances of a Prepackaged Plan of Reorganization, dated June 2, 2003, for all of its
7.4% Senior Notes due 2004
(CUSIP No. 842815 AC 6)
and all of its
2.5% Convertible Senior Debentures due 2021
(CUSIP No. 604675 AB 4)

THE EXCHANGE OFFERS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JUNE 27, 2003, UNLESS EXTENDED (THE “EXPIRATION DATE”) OR EARLIER TERMINATED. TENDERS MAY BE WITHDRAWN PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent is:

Deutsche Bank Trust Company Americas

By Regular or Certified Mail: DB Services Tennessee, Inc. Reorganization Unit P.O. Box 292737 Nashville, TN 37229-2737	By Hand: Deutsche Bank Trust Company Americas C/O The Depository Trust Clearing Corporation 55 Water Street, 1st Floor Jeannete Park Entrance New York, NY 10041	By Overnight Mail or Courier: DB Services Tennessee, Inc. Corporate Trust & Agency Services Reorganization Unit 648 Grassmere Park Road Nashville, TN 37211 Attention: Karl Shepard

To Confirm by Telephone or for Information Call: (800) 735-7777	By Facsimile: (Eligible Guarantor Institutions Only) (615) 835-3701

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR 7.4% SENIOR NOTES OR YOUR 2.5% CONVERTIBLE SENIOR DEBENTURES.

      By signing this Letter of Transmittal, you hereby acknowledge that you have received and reviewed the Offering Circular and Disclosure Statement and Solicitation of Acceptances of a Prepackaged Plan of Reorganization, dated June 2, 2003 (the “Offering Circular”), of Mirant Corporation (“Mirant”) and this Letter of Transmittal. The Offering Circular, together with this Letter of Transmittal, constitutes Mirant’s (i) offer to exchange (the “Senior Notes Exchange Offer”) $1,000 principal amount of Mirant Corporation’s 7.5% Senior Secured Notes due 2008 (the “New Secured Notes”) for each $1,000 principal amount of Mirant’s currently outstanding 7.4% Senior Notes due 2004 (CUSIP No. 842815-AC-6) (the “Senior Notes”) and (ii) offer to exchange (the “Convertible Debentures Exchange Offer,” and together with the Senior Notes Exchange Offer, the “Exchange Offers”) $1,000 principal amount of New Secured Notes for each $1,000 principal amount of Mirant’s currently outstanding 2.5% Convertible Senior Debentures due 2021 (CUSIP No. 604675-AB-4) (the “Convertible Debentures,” and together with the Senior Notes, the “Exchange Offer Securities”). Subject to the terms and conditions of the Exchange Offers and the Plan of Reorganization (as defined in the Offering Circular), Mirant will issue New Secured Notes in exchange for all outstanding Exchange Offer Securities that are properly tendered and not withdrawn prior to the expiration of the Exchange Offers. Mirant will also pay accrued and unpaid interest up to the date of acceptance on Exchange Offer Securities it accepts for exchange. Each of the Exchange Offers is conditioned upon the consummation of the Restructuring Transactions (as defined in the Offering Circular). The Convertible Debentures Exchange Offer and the Senior Notes Exchange Offer are independent of each other. The Exchange Offers, however, are conditioned upon at least 85% of the outstanding aggregate principal amount of the Exchange Offer Securities being validly tendered, accepted and not withdrawn (the “Minimum Tender Condition”). Mirant reserves the right to extend or terminate any of the Exchange Offers, in its sole and absolute discretion, which may be for any or no reason, and to otherwise amend any of the Exchange Offers in any respect. The Exchange Offers are open to all holders of Exchange Offer Securities, and are subject to customary conditions. Subject to applicable securities laws and the terms set forth in the Offering Circular, Mirant reserves the right to waive any and all conditions to any of the Exchange Offers.

      If you decide to tender your Exchange Offer Securities, and Mirant accepts the Exchange Offer Securities, this will constitute a binding agreement between you and Mirant, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal. Unless you comply with the procedures described in the section of the Offering Circular titled “The Exchange Offers — Procedures for Tendering Exchange Offer Securities in the Exchange Offers,” you must do one of the following prior to the expiration of the applicable Exchange Offer to participate in the applicable Exchange Offer:

•	tender your Exchange Offer Securities by sending the certificates representing your Exchange Offer Securities, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at the address listed above; or

•	tender your Exchange Offer Securities by using the book-entry transfer procedures described in the section of the Offering Circular titled “The Exchange Offers — Book-Entry Transfer,” and transmitting this Letter of Transmittal, with any required signature guarantees, or an Agent’s Message (as defined below) instead of this Letter of Transmittal to the Exchange Agent.

In order for a book-entry transfer to constitute a valid tender of your Exchange Offer Securities in the applicable Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer (a “Book-Entry Confirmation”) of your Exchange Offer Securities into the Exchange Agent’s account at The Depository Trust Company prior to the expiration of the applicable Exchange Offer. The term “Agent’s Message” means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

      Delivery of documents to The Depository Trust Company’s book-entry transfer facility will not constitute delivery to the Exchange Agent.

      If you are a holder of Exchange Offer Securities and wish to tender your Exchange Offer Securities in your Exchange Offers, but (1) the certificates representing your Exchange Offer Securities are not immediately available, (2) time will not permit the certificates or other required documents to reach the Exchange Agent before the expiration of your

Exchange Offers, or (3) the procedure for book-entry transfer cannot be completed before the expiration of the applicable Exchange Offer, you may tender the Exchange Offer Securities by following the procedures described in the section of the Offering Circular titled “The Exchange Offers — Procedures for Tendering Exchange Offer Securities in the Exchange Offers.”

      Only registered holders of the Exchange Offer Securities — which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company’s system whose name appears on a security position listing as the owner of the Exchange Offer Securities — are entitled to tender their Exchange Offer Securities for exchange in the Exchange Offers. If you are a beneficial owner whose Exchange Offer Securities are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Exchange Offer Securities in the applicable Exchange Offer, you should promptly contact the person in whose name the Exchange Offer Securities are registered and instruct that person to tender on your behalf. If you wish to tender in the applicable Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates representing your Exchange Offer Securities, you must either make appropriate arrangements to register ownership of the Exchange Offer Securities in your name or obtain a properly completed bond power from the person in whose name the Exchange Offer Securities are registered.

      You must complete this Letter of Transmittal if you are a registered holder of Exchange Offer Securities — which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company’s system whose name appears on a security position listing as the owner of the Exchange Offer Securities — and either (1) you wish to tender the certificates representing your Exchange Offer Securities to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Exchange Offer Securities by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent’s Message.

      In order to properly complete this Letter of Transmittal, you must: (1) complete the box titled “Description of Senior Notes Tendered” or the box titled “Description of Convertible Debentures Tendered,” (2) if appropriate, check and complete the boxes relating to book-entry transfer and guaranteed delivery and the boxes titled “Special Issuance Instructions” and “Special Delivery Instructions,” (3) sign this Letter of Transmittal by completing the box titled “Sign Here” and (4) complete the box titled “Substitute Form W-9.” By completing the box titled “Description of Senior Notes Tendered” or the box titled “Description of Convertible Debentures Tendered,” and signing below, you will have tendered your Exchange Offer Securities for exchange on the terms and conditions described in the Offering Circular and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS

OF SENIOR NOTES

DESCRIPTION OF SENIOR NOTES TENDERED

Name and Address of Registered Holder	1	2	3

Aggregate
		Principal	Principal
	Certificate	Amount of	Amount
	Number(s)*	Senior Notes	Tendered**

Total:

* Need not be completed by holders who tender by book-entry transfer.
** Senior Notes tendered by this Letter of Transmittal must be in a minimum principal amount of $1,000. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Senior Notes represented by the certificate(s) listed in column 1. See Instruction 4.

BOXES BELOW TO BE CHECKED AS APPLICABLE

☐	Check here if the certificate(s) representing your Senior Notes is being tendered with this Letter of Transmittal.
☐	Check here if the certificate(s) representing your Senior Notes has been lost, destroyed or stolen and you require assistance in obtaining a new certificate(s).

            Certificate Number(s)

            Principal Amount(s) Represented

You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Senior Notes. See Instruction 12.

BOXES BELOW TO BE CHECKED AS APPLICABLE

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if Senior Notes not tendered or exchanged or New Secured Notes are to be issued in the name of someone other than the registered holder of the Senior Notes whose name(s) appear(s) below.

     ☐     New Secured Notes to:

     ☐     Senior Notes to:

Name

(Please Print)

Address

(Zip Code)

Telephone Number (          )

(Taxpayer Identification No.)
(See Instruction 9)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5 and 6)

To be completed ONLY if Senior Notes not tendered or exchanged or New Secured Notes are to be delivered to someone other than the registered holder of the Senior Notes whose name(s) appear(s) below or to the registered holder at an address other than that shown below.

     ☐     New Secured Notes to:

     ☐     Senior Notes to:

Name

(Please Print)

Address

(Zip Code)

Telephone Number (          )

(Taxpayer Identification No.)
(See Instruction 9)

☐	Check here and enclose a photocopy of the Notice of Guaranteed Delivery if tendered Senior Notes are being delivered under a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)
Date of Execution of Notice of Guaranteed Delivery
Name of Institution which Guaranteed Delivery

If delivered by Book-Entry Transfer, complete the following:

Name of Tendering Institution

Account Number
Transaction Code Number

BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

☐	Check here if tendered Senior Notes are being delivered by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company and complete the following:

            Name of Tendering Institution

            Account Number
            Transaction Code Number

☐	Check here if the Senior Notes that are not tendered or not exchanged are to be returned by crediting The Depository Trust Company account number indicated above.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF

CONVERTIBLE DEBENTURES

DESCRIPTION OF CONVERTIBLE DEBENTURES TENDERED

Name and Address of Registered Holder	1	2	3

Aggregate
Principal
		Amount of	Principal
	Certificate	Convertible	Amount
	Number(s)*	Debentures	Tendered**

Total:

* Need not be completed by holders who tender by book-entry transfer.
** Convertible Debentures tendered by this Letter of Transmittal must be in a minimum principal amount of $1,000. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Convertible Debentures represented by the certificate(s) listed in column 1. See Instruction 4.

BOXES BELOW TO BE CHECKED AS APPLICABLE

☐	Check here if the certificate(s) representing your Convertible Debentures is being tendered with this Letter of Transmittal.

☐	Check here if the certificate(s) representing your Convertible Debentures has been lost, destroyed or stolen and you require assistance in obtaining a new certificate(s).

          Certificate Number(s)

          Principal Amount(s) Represented

You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Convertible Debentures. See Instruction 12.

BOXES BELOW TO BE CHECKED AS APPLICABLE

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if Convertible Debentures not tendered or exchanged or New Secured Notes are to be issued in the name of someone other than the registered holder of the Convertible Debentures whose name(s) appear(s) below.

☐ New Secured Notes to:

☐ Convertible Debentures to:

Name

(Please Print)

Address

(Zip Code)

Telephone Number (          )

(Taxpayer Identification No.)
(See Instruction 9)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if Convertible Debentures not tendered or exchanged or New Secured Notes are to be delivered to someone other than the registered holder of the Convertible Debentures whose name(s) appear(s) below or to the registered holder at an address other than that shown below.

☐ New Secured Notes to:

☐ Convertible Debentures to:

Name

(Please Print)

Address

(Zip Code)

Telephone Number (          )

(Taxpayer Identification No.)
(See Instruction 9)

☐	Check here and enclose a photocopy of the Notice of Guaranteed Delivery if tendered Convertible Debentures are being delivered under a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)
Date of Execution of Notice of Guaranteed Delivery
Name of Institution which Guaranteed Delivery

If delivered by Book-Entry Transfer, complete the following:

Name of Tendering Institution

Account Number
Transaction Code Number

BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

☐	Check here if tendered Convertible Debentures are being delivered by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company and complete the following:

Name of Tendering Institution

Account Number
Transaction Code Number

☐	Check here if the Convertible Debentures that are not tendered or not exchanged are to be returned by crediting The Depository Trust Company account number indicated above.

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offers, as described in the Offering Circular and this Letter of Transmittal, I hereby tender to Mirant Corporation (i) the aggregate principal amount of Senior Notes, described above in the box titled “Description of Senior Notes Tendered,” in exchange for $1,000 principal amount of New Secured Notes per each $1,000 principal amount of Senior Notes tendered for exchange and (ii) the aggregate principal amount of Convertible Debentures, described above in the box titled “Description of Convertible Debentures Tendered,” in exchange for $1,000 principal amount of New Secured Notes per each $1,000 principal amount of Convertible Debentures tendered for exchange. I understand that, subject to the terms and conditions of the Exchange Offers, Mirant will issue New Secured Notes in exchange for all outstanding Exchange Offer Securities that are properly tendered and not withdrawn prior to the expiration of the Exchange Offers. I also understand that Mirant will pay accrued and unpaid interest up to the date of acceptance on Exchange Offer Securities it accepts for exchange, and that each of the Exchange Offers is conditioned upon the consummation of the Restructuring Transactions (as defined in the Offering Circular). I also understand that the Convertible Debentures Exchange Offer and the Senior Notes Exchange Offer are independent of each other, but that the Exchange Offers, however, are conditioned upon at least 85% of the outstanding aggregate principal amount of the Exchange Offer Securities being validly tendered, accepted and not withdrawn. I agree that Mirant reserves the right to extend or terminate any of the Exchange Offers, in its sole and absolute discretion, which may be for any or no reason, and to otherwise amend any of the Exchange Offers in any respect. I understand that these Exchange Offers are open to all holders of Exchange Offer Securities, and are subject to customary conditions. I agree that, subject to applicable securities laws and the terms set forth in the Offering Circular, Mirant reserves the right to waive any and all conditions to any of the Exchange Offers.

      Subject to and effective upon the acceptance for exchange of all or any portion of the Exchange Offer Securities tendered by this Letter of Transmittal in accordance with the terms and conditions of the applicable Exchange Offer — including, if the applicable Exchange Offer is extended or amended, the terms and conditions of any extension or amendment — I hereby sell, assign and transfer to, or upon the order of, Mirant all right, title and interest in and to the Exchange Offer Securities tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact — with full knowledge that the Exchange Agent is also acting as the agent of Mirant in connection with the Exchange Offers — with respect to the tendered Exchange Offer Securities, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offering Circular, to (1) deliver certificates representing the tendered Exchange Offer Securities to Mirant together with all accompanying evidences of transfer and authenticity to, or upon the order of, Mirant, upon receipt by the Exchange Agent, as my agent, of the New Secured Notes to be issued in exchange for the tendered Exchange Offer Securities, (2) present certificates representing the tendered Exchange Offer Securities for transfer, and to transfer the tendered Exchange Offer Securities on the books of Mirant, and (3) receive for the account of Mirant all benefits and otherwise exercise all rights of ownership of the tendered Exchange Offer Securities, all in accordance with the terms and conditions of the Exchange Offers.

      I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Exchange Offer Securities tendered by this Letter of Transmittal and that, when the tendered Exchange Offer Securities are accepted for exchange, Mirant will acquire good, marketable and unencumbered title to the tendered Exchange Offer Securities, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Exchange Offer Securities are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by Mirant or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Exchange Offer Securities tendered by this Letter of Transmittal. I have read and I agree to all of the terms of the Exchange Offers.

      The name(s) and address(es) of the registered holder(s) — which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company’s system whose name appears on a security position listing as the holder of the Exchange Offer Securities — of the Exchange Offer Securities tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the Exchange Offer Securities. The certificate number(s) and the Exchange Offer Securities that I wish to tender are indicated in the appropriate boxes above.

      Unless I have otherwise indicated by completing the box titled “Special Issuance Instructions” above, I hereby direct that the New Secured Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of

Exchange Offer Securities, that the New Secured Notes be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box titled “Special Delivery Instructions,” I hereby direct that the New Secured Notes be delivered to the address shown below my signature.

      If I have (1) tendered any Exchange Offer Securities that are not exchanged in the Exchange Offers for any reason or (2) submitted certificates for more Exchange Offer Securities than I wish to tender, unless I have otherwise indicated by completing the boxes titled “Special Issuance Instructions” or “Special Delivery Instructions,” I hereby direct that certificates for any Exchange Offer Securities that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below my signature or, in the case of a book-entry transfer of Exchange Offer Securities, that Exchange Offer Securities that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at Mirant’s expense, promptly following the expiration or termination of the applicable Exchange Offer.

      I understand that if I decide to tender Exchange Offer Securities, and Mirant accepts the Exchange Offer Securities for exchange, this will constitute a binding agreement between Mirant and me, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal.

      I also recognize that, under certain circumstances described in the section of the Offering Circular titled “The Exchange Offers — Conditions to the Completion of the Exchange Offers,” Mirant may not be required to accept for exchange any Exchange Offer Securities tendered by this Letter of Transmittal.

      Mirant will only issue New Secured Notes in a minimum principal amount of $1,000.

      All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Offering Circular, this tender is irrevocable.

SIGN HERE

(SEE INSTRUCTIONS 2, 5 AND 6)
(PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

This Letter of Transmittal must be signed by (1) the registered holder(s) — which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company’s system whose name appears on a security position listing as the holder of the Exchange Offer Securities — exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Exchange Offer Securities tendered or on the register of holders maintained by Mirant, or (2) any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal — including any opinions of counsel, certifications and other information as may be required by Mirant for the Exchange Offer Securities to comply with the restrictions on transfer, if any, applicable to the Exchange Offer Securities. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer’s full title. See Instruction 5.

Signature(s) of Existing Offer Securities Holder(s)

Dated: ________________________ , 2003

Name(s):

(Please Print)

Capacity:

Address:

(Zip Code)

Taxpayer Identification No.:	----------------------------------------------------------

(See Instruction 9)

Area Code and Telephone No.:

Signature(s) Guaranteed

(See Instruction 2, if required)

Eligible Guarantor Institution:

Official Signature:

Dated: ________________________ , 2003

PAYOR’S NAME:

SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT RIGHT AND CERTIFY THAT IT IS CORRECT BY SIGNING AND DATING BELOW.	TIN ---------------------- Social Security Number or Employer Identification Number (If awaiting TIN write “Applied For”)

Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification and Certification Number
Part 2 — Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1) of the Internal Revenue Code because either (1) you are exempt from backup withholding, (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified you that you are no longer subject to backup withholding and you are a U.S. person (including a U.S. resident alien).  ☐

	CERTIFICATION — UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.	Part 3 Awaiting TIN ☐ (You must complete the “Certificate Awaiting Taxpayer Identification Number”)

SIGNATURE DATE , 2003

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31% of all reportable payments made to me thereafter will be subject to backup withholding until I provide a number.
Date ---------------------
Signature

CERTIFICATE INSTRUCTIONS: You must not check the box in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, then you may check the box in Part 2 above.

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS.

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers

      1.     DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. You must complete this Letter of Transmittal if you are a holder of Exchange Offer Securities — which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company’s system whose name appears on a security position listing as the holder of the Exchange Offer Securities — and either (1) you wish to tender the certificates representing your Exchange Offer Securities to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Exchange Offer Securities by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent’s Message. In order to constitute a valid tender of your Exchange Offer Securities, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above prior to the expiration of the applicable Exchange Offer: (1) certificates representing the Exchange Offer Securities, in proper form for transfer, or Book-Entry Confirmation of transfer of the Exchange Offer Securities into the Exchange Agent’s account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent’s Message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal. Exchange Offer Securities tendered in the Exchange Offers must be in a minimum principal amount of $1,000.

      If you are a holder of Exchange Offer Securities and wish to tender your Exchange Offer Securities, but (1) the certificates representing your Exchange Offer Securities are not immediately available, (2) time will not permit the certificates or other required documents to reach the Exchange Agent before the expiration of your Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed before the expiration of your Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Guarantor Institution (as defined below); (2) prior to the expiration of the applicable Exchange Offer, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Exchange Offer Securities you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent receives within three New York Stock Exchange, Inc. (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery: (a) the certificates for all physically tendered Exchange Offer Securities, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Exchange Offer Securities into the Exchange Agent’s account at The Depository Trust Company, as the case may be, (b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent’s Message instead of the Letter of Transmittal, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Guarantor Institution in the form set forth in the Notice.

      The method of delivery of certificates for Exchange Offer Securities, Letters of Transmittal, Agent’s Messages and all other required documents is at your election. If you deliver your Exchange Offer Securities by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. Please send certificates for Exchange Offer Securities, Letters of Transmittal, Agent’s Messages or other required documents to the Exchange Agent at one of the addresses listed above. Please do not send these documents to Mirant.

      Mirant will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent’s Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

      2.     GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

(a) this Letter of Transmittal is signed by the registered holder-which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company’s system whose name appears on a security position listing as the owner of the Exchange Offer Securities — of Exchange Offer Securities tendered with this

Letter of Transmittal, unless such holder(s) has completed either the box titled “Special Issuance Instructions” or the box titled “Special Delivery Instructions” above, or

(b) the Exchange Offer Securities are tendered for the account of a firm that is an Eligible Guarantor Institution.

      In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

      An “Eligible Guarantor Institution” (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) means:

•	Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

•	Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

•	Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve Act);

•	National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

•	Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

      3.     INADEQUATE SPACE. If the space provided in the box titled “Description of Senior Notes Tendered” or the box titled “Description of Convertible Debentures Tendered” is inadequate, the certificate number(s) and/or the principal amount of Exchange Offer Securities and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

      4.     PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Exchange Offer Securities must be in a minimum principal amount of $1,000. If you are tendering less than all of the Exchange Offer Securities evidenced by any certificate you are submitting, please fill in the principal amount of Exchange Offer Securities which are to be tendered in column 3 (“Principal Amount Tendered”) of the box titled “Description of Senior Notes Tendered” or the box titled “Description of Convertible Debentures Tendered.” In that case, unless you have otherwise indicated by completing the boxes titled “Special Issuance Instructions” or “Special Delivery Instructions”, new certificate(s) for the remainder of the Exchange Offer Securities that were evidenced by your old certificate(s) will be sent to the registered holder of the Exchange Offer Securities, promptly after the expiration of the applicable Exchange Offer. All Exchange Offer Securities represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      Except as otherwise provided in this Letter of Transmittal, tenders of Exchange Offer Securities may be withdrawn (i) at any time prior to the expiration of the applicable Exchange Offer or (ii) after July 28, 2003 if we have not accepted the tendered Exchange Offer Securities for exchange by that date. For a withdrawal pursuant to clause (i) to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the applicable Exchange Offer at one of the addresses listed above. Any notice of withdrawal must specify the name of the person who tendered the Exchange Offer Securities to be withdrawn, identify the Exchange Offer Securities to be withdrawn, including the principal amount of the Exchange Offer Securities, and, where certificates representing Exchange Offer Securities have been transmitted, specify the name in which the Exchange Offer Securities are registered, if different from that of the withdrawing holder. If certificates representing Exchange Offer Securities have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. If Exchange Offer Securities have been tendered using the procedure for book-entry transfer described in the section of the Offering Circular titled “The Exchange Offers -Book-Entry Transfer,” any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Exchange Offer Securities and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility — including time of receipt — of these notices will be determined by Mirant. Any such determination will be final and binding. Any Exchange Offer Securities so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange

Offers. Any Exchange Offer Securities which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder as soon as practicable after withdrawal, non-acceptance of tender or termination of the applicable Exchange Offer. In the case of Exchange Offer Securities tendered using the procedure for book-entry transfer described in the section of the Offering Circular titled “The Exchange Offers — Book-Entry Transfer,” the Exchange Offer Securities will be credited to the tendering holder’s account with The Depository Trust Company. Properly withdrawn Exchange Offer Securities may be retendered at any time prior to the expiration of the applicable Exchange Offer by following one of the procedures described in the section of the Offering Circular titled “The Exchange Offers — Procedures for Tendering Exchange Offer Securities in the Exchange Offers.”

      5.     SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Exchange Offer Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

      If any of the Exchange Offer Securities tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Exchange Offer Securities are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

      When this Letter of Transmittal is signed by the registered holder(s) of the Exchange Offer Securities listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Secured Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

      If a person or persons other than the registered holder(s) of Exchange Offer Securities signs the Letter of Transmittal, certificates representing the Exchange Offer Securities must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates representing the Exchange Offer Securities and also must be accompanied by any opinions of counsel, certifications and other information as Mirant may require in accordance with the restrictions on transfer, if any, applicable to the Exchange Offer Securities. Signatures on certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

      If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates representing Exchange Offer Securities or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

      6.     SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Secured Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Secured Notes are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates representing Exchange Offer Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

      7.     IRREGULARITIES. All questions as to the validity, form, eligibility — including time of receipt — and acceptance of Exchange Offer Securities tendered for exchange will be determined by Mirant in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of Exchange Offer Securities improperly tendered or to not accept any Exchange Offer Securities, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offers as to any Exchange Offer Securities either before or after the expiration of the applicable Exchange Offer — including the right to waive the ineligibility of any holder who seeks to tender Exchange Offer Securities in the holder’s applicable Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offers as to any particular Exchange Offer Securities either before or after the expiration of the applicable Exchange Offer — including the terms and conditions of the Letter of Transmittal and the accompanying instructions — will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Exchange Offer Securities for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Exchange Offer Securities for exchange, nor will we have any liability for failure to give such notification.

      8.     QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the front of this Letter of Transmittal or from Innisfree M&A Incorporated, the Information Agent, at the address and telephone numbers set forth in the Offering Circular. Additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent, the Information Agent, or from your broker, dealer, commercial bank, trust company or other nominee.

      9.     30% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a holder whose tendered Exchange Offer Securities are accepted for exchange is required to provide the Exchange Agent with the holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 above. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, cash payments, if any, to such holders or other payees with respect to Exchange Offer Securities exchanged in the Exchange Offers may be subject to 30% backup withholding.

      The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 30% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

      The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Exchange Offer Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Exchange Offer Securities. If the Exchange Offer Securities are registered in more than one name or are not in the name of the actual holder, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

      Certain holders — including, among others, corporations and financial institutions — may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above, and check the box in Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding. Certain foreign persons may qualify as exempt recipients by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. Please consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which holders are exempt from backup withholding.

      Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

      10.     WAIVER OF CONDITIONS. Mirant’s obligation to complete the Exchange Offers is subject to the conditions described in the section of the Offering Circular titled “The Exchange Offers — Conditions to the Completion of the Exchange Offers.” These conditions are for Mirant’s benefit only and it may assert them regardless of the circumstances giving rise to any condition. Mirant may also waive any condition in whole or in part at any time in its sole discretion. Mirant’s failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that it may assert at any time.

      11.     NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Exchange Offer Securities, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Exchange Offer Securities for exchange.

      12.     LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Exchange Offer Securities have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

      13.     TRANSFER TAXES. You will not be obligated to pay any transfer taxes in connection with the tender of Exchange Offer Securities in the applicable Exchange Offer unless you instruct us to register New Secured Notes in the name of, or request that Exchange Offer Securities not tendered or not accepted in the applicable Exchange Offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no New Secured Notes will be issued until such evidence is received by the Exchange Agent.

      IMPORTANT: Unless you comply with the Guaranteed Delivery Procedures described above, this Letter of Transmittal (or a facsimile of this Letter of Transmittal), or, in the case of Exchange Offer Securities tendered by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company, an Agent’s Message instead of this Letter of Transmittal, and all other required documents must be received by the Exchange Agent prior to the expiration of the applicable Exchange Offer.